Filed pursuant to Rule 497(e)
File Nos. 333-191707 and 811-22891

LITTLE HARBOR MULTISTRATEGY COMPOSITE FUND

Supplement
to
Prospectus and Statement of Additional Information
Dated August 8, 2014

April 1, 2015

At a recent meeting of the Trustees of Little Harbor MultiStrategy Composite Fund (the “Fund”), the Trustees approved a sub-advisory agreement between Little Harbor Advisers, LLC (the “Manager”), the investment manager to the Fund, and Zadig Gestion (Luxembourg) S.A. (“Zadig”). The Fund’s shareholders also approved that sub-advisory agreement, with the Trustees’ and shareholders’ approvals having the effect of appointing Zadig as a Portfolio Adviser to the Fund with respect to one or more Portfolio Accounts. On and after April 1, 2015, any reference in the Prospectus or Statement of Additional Information of the Fund to the Portfolio Advisers shall include Zadig.

In addition, please note the following changes to the Fund’s Prospectus and Statement of Additional Information, each dated August 8, 2014. All capitalized terms not otherwise defined herein shall have the meanings assigned to them in the Prospectus and/or Statement of Additional Information:

1.	Prospectus.

(a)            “Summary of Terms-Portfolio Advisers” in the Prospectus is revised to include the following:

Long-Short Equities Europe

•	Zadig Gestion (Luxembourg) S.A.(“Zadig”): Zadig’s investment strategy to manage its Portfolio Account is intended to create a portfolio of securities comprising primarily long and short positions in European equity securities, which maintains low correlation to the overall markets. In pursuing this strategy, Zadig uses a bottom-up, fundamental research approach that is intended to identify and select a concentrated portfolio of securities that has an appropriate risk-adjusted return in the European stock markets. Zadig targets approximately 20 long positions and 10 short positions that together are thematically diversified across cyclical, value and growth stocks of small-, mid-, and large-capitalization companies.

(b)            “Investment Objective and Strategy-Investment Strategy-Portfolio Advisers” in the Prospectus is revised to include the following:

•	Zadig Gestion (Luxembourg) S.A.(“Zadig”) - Long Short Equities Europe (Strategy Inception Date: October 2005): Zadig’s investment strategy to manage its Portfolio Account is intended to create a portfolio of securities comprising long and short positions in equity securities issued by European companies, which maintains low correlation to the overall markets. Zadig pursues its strategy using a bottom-up fundamental research investment philosophy that is intended to identify and select a concentrated portfolio of securities with an appropriate risk-adjusted return in the European stock markets. Zadig targets approximately 20 long positions and 10 short positions that together are thematically diversified across cyclical, value and growth stocks of small-, mid-, and large-capitalization companies. The Portfolio Account’s core positions will generally consist of long and short positions in companies whose valuations do not reflect what is believed to be the target value based on proprietary valuation models in conjunction with extensive fundamental research. To manage the Portfolio Account, Zadig uses leverage and its Portfolio Account is typically run with approximately 30 percent net long positions, with limited net beta adjusted exposure (exposure to the market is fine-tuned with the use of index futures although they are generally a small component of the portfolio). Zadig monitors exposures by country, sector, and theme (cyclical, value, growth) and strives to achieve a diversified mix of companies in varying stages of their lifecycle and market capitalization. Zadig uses stop losses on short positions and frequently reviews correlation, volatility, and stress-test scenarios to manage risk in the portfolio.

(c)            “Management of the Fund-Portfolio Advisers-Overview” in the Prospectus is revised to include the following:

•	Zadig Gestion (Luxembourg) S.A.(“Zadig”) - Long Short Equities Europe
Founded in 2010, Zadig is regulated by the Commission du Surveillance du Secteur Financier (CSSF) in Luxembourg and is an investment adviser registered with the SEC under the Advisers Act. Its principal address is 70C route d’Arlon, L-8008 Strassen, Luxembourg. Zadig has a board of directors, which is responsible for the overall management of Zadig, and Zadig is indirectly controlled by Laurent Saglio, a founding partner and current director of Zadig. Mr. Saglio also serves as the portfolio manager for the Portfolio Account assigned to Zadig. Prior to founding Zadig, Mr. Saglio was a founder and managing director of Voltaire Asset Management Limited, a firm authorized and regulated by the Financial Services Authority.

2.	Statement of Additional Information.

(a)            “Management-Other Accounts Managed by the Portfolio Advisers” is revised to include the following (the information below is as of February 2015):

[Rest of page intentionally left blank]

Portfolio Manager	Type of Account	Number of Accounts Managed	Total Assets Managed (in thousands)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based (in thousands)	Beneficial Ownership of Equity Securities in the Fund (in thousands)
Laurent Saglio (Zadig Gestion (Luxembourg) S.A.)	Registered Investment Company	0	$0	0	$0	$0
	Other Pooled Investment Vehicle	0	$0	0	$0	$0
	Other	4	$775,000	4	$775,000	$34,600

(b)            “Management-Compensation of Fund Portfolio Advisers” is revised to include the following:

Zadig Gestion (Luxembourg) S.A. — Zadig’s portfolio manager is responsible for the Portfolio Account and is not paid a salary. Rather, the portfolio manager is paid through a discretionary bonus, which is an annual dividend determined by the Board of Directors of Zadig and approved by Zadig’s shareholders. The bonus element for the portfolio manager is determined based on the overall success of Zadig.

(c)            “Appendix A- Proxy Voting Policies and Procedures” is revised to include the following:

ZADIG GESTION (LUXEMBOURG) S.A.
VOTING RIGHTS STRATEGY

Monitoring of the situation of companies:

The economic and social situation of the companies in which the Funds are invested is monitored daily by the management committee, with the assistance of the Investment Advisor. Zadig Gestion (Luxembourg) S.A. also relies on Prime Brokers and Custodians to notify of any corporate action raised relating to the payment of dividends so that Zadig Gestion (Luxembourg) S.A. is able to act on any of these issues in the best interest of the unitholders.

In order to participate in the meetings of all the Companies in Portfolios, Zadig Gestion (Luxembourg) S.A. signed a Proxy Voting Services agreement with Institutional Shareholder Services Europe S.A. ("ISS").

The services covered by ISS are as follow, but not limited:
3

•	Zadig Gestion (Luxembourg) S.A. has an access to the ISS ProxyExchange web-based voting and research platform to access vote recommendations, research reports;
•	On the platform, Zadig Gestion (Luxembourg) S.A. is able to execute voting instructions for every meeting of a Company in Portfolios;
•	ISS implements the voting instructions by gathering all the required information and sending final instructions to the Prime Brokers and/or Custodians.

Zadig Gestion (Luxembourg) S.A. uses the research reports provided by ISS and advices from the Investment Advisor to implement the voting instruction for every Companies, in the interest of the Funds’ shareholders. In case the shares are blocked in order to participate to the vote, the Management Company will decide to vote or not, in the best interest of the Shareholders of the Funds.

*  *  *

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

4